Consolidated Schedule of Investments Long Short Fund^ (Unaudited)
July 31, 2024

Number of Shares		Value
Long Positions 98.2%
Common Stocks 86.4%
Aerospace & Defense 1.0%
245,678	Airbus SE	$37,213,264
173,608	General Electric Co.	29,548,081
64,500	Loar Holdings, Inc.	4,031,250 *
		70,792,595
Application Software 0.2%
14,063	Canva, Inc.	15,000,455 *#(a)(b)
Banks 2.9%
314,771	Comerica, Inc.	17,252,599
786,796	JPMorgan Chase & Co.	167,430,189
99,475	PNC Financial Services Group, Inc.	18,014,922
		202,697,710
Beverages 2.0%
4,122,167	Keurig Dr. Pepper, Inc.	141,307,885
Biotechnology 0.7%
263,826	AbbVie, Inc.	48,892,234
Broadline Retail 4.0%
1,479,991	Amazon.com, Inc.	276,728,717 *
Capital Markets 4.8%
1,286,500	BGC Group, Inc. Class A	11,848,665
1,325,627	Brookfield Asset Management Ltd. Class A	57,837,106 (c)
748,237	Brookfield Corp. Class A	36,476,554
431,551	CME Group, Inc.	83,595,744
73,631	MSCI, Inc.	39,816,700
219,000	S&P Global, Inc.	106,155,870
		335,730,639
Chemicals 0.4%
289,385	Ashland, Inc.	27,969,060
Commercial Services 0.4%
2,041,517	Celebration Bidco Holdings LLC	30,622,755 *#(a)(b)
Commercial Services & Supplies 1.0%
337,300	Waste Management, Inc.	68,357,218
Consumer Staples Distribution & Retail 2.6%
23,689	Costco Wholesale Corp.	19,472,358
844,919	Dollar Tree, Inc.	88,158,849 *
1,119,658	Walmart, Inc.	76,853,325
		184,484,532
Containers & Packaging 0.9%
281,092	Avery Dennison Corp.	60,949,178
Number of Shares		Value
Diversified Consumer Services 0.3%
1,535,412	European Wax Center, Inc. Class A	$14,417,519 *
392,345	OneSpaWorld Holdings Ltd.	6,312,831 *
		20,730,350
Electric Utilities 3.6%
75,618	Constellation Energy Corp.	14,352,296
2,212,050	FirstEnergy Corp.	92,707,016
1,877,595	NextEra Energy, Inc.	143,429,482
		250,488,794
Electrical Equipment 0.9%
857,051	nVent Electric PLC	62,247,614
Electronic Equipment, Instruments & Components 2.3%
865,203	Amphenol Corp. Class A	55,597,945
276,985	CDW Corp.	60,413,198
312,570	TE Connectivity Ltd.	48,238,928
		164,250,071
Entertainment 1.1%
124,986	Netflix, Inc.	78,534,953 *
Financial Services 2.9%
207,084	MasterCard, Inc. Class A	96,026,921
2,132,224	Repay Holdings Corp.	20,511,995 *
333,561	Visa, Inc. Class A	88,617,151
		205,156,067
Food Products 0.5%
532,268	Mondelez International, Inc. Class A	36,380,518
Ground Transportation 3.1%
243,309	Norfolk Southern Corp.	60,720,194
597,003	Uber Technologies, Inc.	38,488,784 *
466,706	Union Pacific Corp.	115,150,371
		214,359,349
Health Care Equipment & Supplies 1.0%
912,378	Boston Scientific Corp.	67,406,487 *
Health Care Providers & Services 1.2%
45,833	Humana, Inc.	16,573,671
114,152	UnitedHealth Group, Inc.	65,769,816
		82,343,487
Health Care Technology 1.0%
3,092,293	Waystar Holding Corp.	71,122,739 *
Hotels, Restaurants & Leisure 3.2%
769,763	First Watch Restaurant Group, Inc.	12,524,044 *(c)
79,649	Marriott International, Inc. Class A	18,104,218
583,052	McDonald's Corp.	154,742,001
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Hotels, Restaurants & Leisure – cont'd
1,470,926	Sweetgreen, Inc. Class A	$40,421,046 *
		225,791,309
Household Products 0.4%
188,117	Procter & Gamble Co.	30,241,689
Interactive Media & Services 6.9%
1,154,478	Alphabet, Inc. Class A	198,039,156
2,550,864	Match Group, Inc.	97,289,953 *
401,806	Meta Platforms, Inc. Class A	190,789,543
		486,118,652
IT Services 0.7%
524,780	Okta, Inc.	49,297,833 *
Life Sciences Tools & Services 1.1%
115,480	Illumina, Inc.	14,157,848 *
100,846	Thermo Fisher Scientific, Inc.	61,852,886
		76,010,734
Media 0.4%
2,400,821	Paramount Global Class B	27,417,376
Multi-Utilities 1.7%
2,401,623	CenterPoint Energy, Inc.	66,645,038
570,717	WEC Energy Group, Inc.	49,115,905
		115,760,943
Oil, Gas & Consumable Fuels 1.4%
603,289	Chevron Corp.	96,809,786
Pharmaceuticals 0.9%
16,047	Eli Lilly & Co.	12,906,121
269,514	Johnson & Johnson	42,542,785
76,148	Novo Nordisk AS ADR	10,099,509
		65,548,415
Professional Services 2.7%
305,829	Equifax, Inc.	85,439,448
488,744	Jacobs Solutions, Inc.	71,527,684
2,603,882	Paycor HCM, Inc.	32,314,176 *
		189,281,308
Semiconductors & Semiconductor Equipment 5.9%
189,801	Advanced Micro Devices, Inc.	27,422,449 *
317,568	Analog Devices, Inc.	73,478,884
56,571	ASML Holding NV	52,990,056
474,790	Broadcom, Inc.	76,289,257
161,254	Micron Technology, Inc.	17,708,914
1,412,516	NVIDIA Corp.	165,292,622
		413,182,182
Software 10.9%
359,091	Arctic Wolf Networks, Inc.	3,497,546 *#(a)(b)
179,381	Grammarly, Inc. Class A	2,864,715 *#(a)(b)
12,872	HubSpot, Inc.	6,397,770 *
Number of Shares		Value
Software – cont'd
120,635	Intuit, Inc.	$78,093,067
41,693	Klaviyo, Inc. Class A	1,092,357 *
738,276	Microsoft Corp.	308,857,765
114,700	Onestream, Inc.	3,194,395 *
617,703	Salesforce, Inc.	159,861,536
89,850	ServiceNow, Inc.	73,172,941 *
114,133	Synopsys, Inc.	63,722,737 *
291,662	Workday, Inc. Class A	66,242,273 *
		766,997,102
Specialized REITs 1.3%
60,566	Equinix, Inc.	47,861,676
187,930	SBA Communications Corp.	41,258,152
		89,119,828
Specialty Retail 5.9%
202,463	Asbury Automotive Group, Inc.	54,507,089 *
1,187,288	Chewy, Inc. Class A	28,708,624 *(c)
2,026,590	Fanatics Holdings, Inc. Class A	156,817,534 *#(a)(b)
113,337	Home Depot, Inc.	41,726,150
1,182,344	TJX Cos., Inc.	133,628,519
		415,387,916
Technology Hardware, Storage & Peripherals 3.3%
1,048,381	Apple, Inc.	232,824,453
Textiles, Apparel & Luxury Goods 0.9%
875,555	NIKE, Inc. Class B	65,544,047

Total Common Stocks (Cost $4,184,626,486)		6,061,886,980
Preferred Stocks 0.8%
Entertainment 0.1%
39,203	A24 Films LLC	5,741,993 #(a)(b)(d)
Internet 0.4%
23,000	Fabletics LLC Series G	26,454,600 *#(a)(b)
82,110	Savage X, Inc. Series C	3,776,239 *#(a)(b)
		30,230,839
IT Services 0.2%
959,038	Cybereason, Inc. Series F	346,117 *#(a)(b)
658,071	Druva, Inc. Series 4	5,211,922 *#(a)(b)
480,112	Druva, Inc. Series 5	4,599,473 *#(a)(b)
		10,157,512
Software 0.1%
55,626	Grammarly, Inc. Series 3	1,623,454 *#(a)(b)
180,619	Signifyd, Inc. Series Seed	1,159,574 *#(a)(b)
78,686	Signifyd, Inc. Series A	506,738 *#(a)(b)
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Software – cont'd
325,371	Videoamp, Inc. Series F1	$5,134,354 *#(a)(b)
		8,424,120
Total Preferred Stocks (Cost $58,686,273)		54,554,464
Number of Units
Master Limited Partnerships and Limited Partnerships 2.5%
Multi-Utilities 0.9%
1,872,840	Brookfield Infrastructure Partners LP	59,144,287
Number of Units		Value
Oil, Gas & Consumable Fuels 1.6%
3,993,685	Enterprise Products Partners LP	$115,257,749
Total Master Limited Partnerships and Limited Partnerships (Cost $133,595,043)		174,402,036

Principal Amount		Value
Corporate Bonds 0.1%
Internet 0.1%
$9,590,000	Uber Technologies, Inc., 8.00%, due 11/1/2026	$9,630,480 (e)
Miscellaneous Manufacturer 0.0%(f)
19,084,979	Anagram Holdings LLC/Anagram International, Inc., 5.00% Cash & 5.00% PIK, due 8/15/2026	0 #(a)(b)(g)(h)
Total Corporate Bonds (Cost $20,847,510)		9,630,480
Loan Assignments(i) 0.2%
Equipment Leasing 0.2%
14,984,659	Celebration Bidco LLC, Term Loan, (3 mo. USD Term SOFR + 8.00%), 13.33%, due 12/29/2028 (Cost $14,764,856)	14,984,659 #(a)(b)

Convertible Bonds 0.3%
Software 0.3%
19,850	Arctic Wolf Networks, Inc., 0.00% Cash/3.00% PIK, due 9/29/2027 (Cost $19,850,000)	21,523,355 #(a)(b)(h)
Total Purchased Option Contracts 0.0%(f)(j) (Cost $742,954)		580,780
Number of Shares

Short-Term Investments 7.9%
Investment Companies 7.9%
557,567,733	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.26%(k)(Cost $557,567,733)	557,567,733
Total Long Positions (98.2%) (Cost $4,990,680,855)		6,895,130,487
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Short Positions ((14.4)%)
Common Stocks Sold Short (14.4)%
Automobiles (0.2)%
(53,294)	Tesla, Inc.	$(12,367,939)*
Capital Markets (1.5)%
(13,253)	FactSet Research Systems, Inc.	(5,474,682)
(92,647)	MarketAxess Holdings, Inc.	(20,709,384)
(529,668)	Moelis & Co.	(36,017,424)
(357,052)	T Rowe Price Group, Inc.	(40,778,909)
(102,980,399)
Consumer Finance (0.6)%
(34,746)	Credit Acceptance Corp.	(19,975,476)*
(2,271,632)	SoFi Technologies, Inc.	(17,128,105)*
(46,853)	World Acceptance Corp.	(5,721,688)*
(42,825,269)
Consumer Staples Distribution & Retail (0.5)%
(156,153)	Dollar General Corp.	(18,799,260)
(104,807)	Sprouts Farmers Market, Inc.	(10,469,171)*
(44,439)	Target Corp.	(6,684,070)
(35,952,501)
Electric Utilities (0.5)%
(458,120)	Exelon Corp.	(17,042,064)
(175,780)	Southern Co.	(14,681,146)
(31,723,210)
Food Products (1.1)%
(383,194)	Campbell Soup Co.	(17,956,471)
(487,326)	Conagra Brands, Inc.	(14,775,724)
(312,084)	General Mills, Inc.	(20,953,320)
(224,102)	J M Smucker Co.	(26,432,831)
(80,118,346)
Health Care Providers & Services (0.3)%
(132,092)	Centene Corp.	(10,160,516)*
(98,448)	DaVita, Inc.	(13,449,966)*
(23,610,482)
Hotels, Restaurants & Leisure (0.6)%
(195,246)	Cava Group, Inc.	(16,443,618)*
(73,479)	Darden Restaurants, Inc.	(10,749,243)
(121,501)	Restaurant Brands International, Inc.	(8,503,855)
(415,001)	Wendy's Co.	(7,025,967)
(42,722,683)
Household Durables (0.1)%
(100,000)	Helen of Troy Ltd.	(5,911,000)*
Number of Shares		Value

Insurance (0.5)%
(73,974)	Everest Group Ltd.	$(29,062,165)
(162,853)	Lemonade, Inc.	(2,936,240)*
(31,998,405)
Interactive Media & Services (0.4)%
(658,959)	Shutterstock, Inc.	(29,139,167)
IT Services (0.2)%
(61,338)	International Business Machines Corp.	(11,785,483)
Life Sciences Tools & Services (0.1)%
(34,713)	Agilent Technologies, Inc.	(4,908,418)
(14,705)	Waters Corp.	(4,944,998)*
(9,853,416)
Machinery (0.7)%
(87,427)	Graco, Inc.	(7,435,666)
(75,772)	Illinois Tool Works, Inc.	(18,736,900)
(73,540)	Ingersoll Rand, Inc.	(7,383,416)
(84,550)	ITT, Inc.	(11,960,443)
(45,516,425)
Media (1.0)%
(717,948)	Interpublic Group of Cos., Inc.	(23,096,387)
(232,180)	Omnicom Group, Inc.	(22,762,927)
(308,315)	Trade Desk, Inc.	(27,711,352)*
(73,570,666)
Multi-Utilities (0.1)%
(143,521)	Dominion Energy, Inc.	(7,672,633)
Professional Services (0.7)%
(184,458)	Dayforce, Inc.	(10,934,670)*
(326,110)	ExlService Holdings, Inc.	(11,498,639)*
(285,465)	Genpact Ltd.	(9,897,071)
(60,693)	Paycom Software, Inc.	(10,122,985)
(153,261)	Robert Half, Inc.	(9,837,824)
(52,291,189)
Semiconductors & Semiconductor Equipment (0.3)%
(98,670)	ARM Holdings PLC	(14,225,254)*
(47,705)	Texas Instruments, Inc.	(9,722,756)
(23,948,010)
Software (1.4)%
(1,132,407)	Palantir Technologies, Inc.	(30,450,424)*
(521,636)	Procore Technologies, Inc.	(37,051,805)*
(778,470)	Samsara, Inc.	(29,799,832)*
(97,302,061)
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Specialized REITs (0.6)%
(155,411)	Iron Mountain, Inc.	$(15,938,952)
(242,472)	Lamar Advertising Co.	(29,062,694)
(45,001,646)
Specialty Retail (2.1)%
(242,612)	Best Buy Co., Inc.	(20,990,790)
(510,794)	CarMax, Inc.	(43,131,445)*
(327,274)	Floor & Decor Holdings, Inc.	(32,072,852)*
(209,052)	Guess?, Inc.	(5,027,701)
(1,038,208)	Sally Beauty Holdings, Inc.	(11,887,482)*
(343,658)	Sonic Automotive, Inc.	(20,461,397)
(323,665)	Upbound Group, Inc.	(12,211,881)
(145,783,548)
Technology Hardware, Storage & Peripherals (0.1)%
(8,574)	Super Micro Computer, Inc.	(6,015,947)*
Number of Shares		Value

Textiles, Apparel & Luxury Goods (0.5)%
(129,412)	Kontoor Brands, Inc.	$(9,078,252)
(11,211)	Lululemon Athletica, Inc.	(2,899,837)*
(91,910)	Oxford Industries, Inc.	(9,680,880)
(61,542)	Ralph Lauren Corp.	(10,806,160)
(32,465,129)
Trading Companies & Distributors (0.3)%
(22,951)	WW Grainger, Inc.	(22,418,766)
Total Short Positions (Proceeds $(885,480,577))		(1,012,974,320)

Total Investments 83.8% (Cost $4,105,200,278)		5,882,156,167
Other Assets Less Liabilities 16.2%		1,136,395,282 (l)
Net Assets 100.0%		$7,018,551,449

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
(b)
Security fair valued as of July 31, 2024 in accordance with procedures approved by the valuation designee.
Total value of all such securities at July 31, 2024 amounted to $299,865,483, which represents 4.3% of net assets of the Fund.

(c)
All or a portion of this security is on loan at July 31, 2024. Total value of all such securities at July 31,
2024 amounted to $19,247,671, collateralized by non-cash (U.S. Treasury Securities) collateral of
$19,660,080 for the Fund.

(d)	Security represented in Units.
(e)
Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At July 31,
2024, these securities amounted to $9,630,480 of long positions and $0 of short positions, which represents 0.1% and 0.0%, respectively, of net assets of the Fund.

(f)	Represents less than 0.05% of net assets of the Fund.
(g)	Defaulted security.
(h)	Payment-in-kind (PIK) security.
(i)	Variable or floating rate security. The interest rate shown was the current rate as of July 31, 2024 and changes periodically.
(j)	See "Purchased option contracts" under Derivative Instruments.
(k)	Represents 7-day effective yield as of July 31, 2024.
(l)	Includes the impact of the Fund’s open positions in derivatives at July 31, 2024.
#  This security is subject to restrictions on resale. Total value of all such securities at July 31, 2024 amounted to $299,865,483, which represents 4.3% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 7/31/2024	Fair Value Percentage of Net Assets as of 7/31/2024
A24 Films LLC (Preferred Units)	2/25/2022	$4,463,654	$5,741,993	0.1%
Anagram Holdings LLC/Anagram International, Inc.	7/30/2020	11,248,952	—	0.0%
Arctic Wolf Networks, Inc.	12/31/2021	3,950,001	3,497,546	0.1%
Arctic Wolf Networks, Inc. (Convertible Bonds)	9/30/2022	19,850,000	21,523,355	0.3%
Canva, Inc.	3/19/2024	15,000,454	15,000,455	0.2%
Celebration Bidco Holdings LLC	12/29/2023	30,622,755	30,622,755	0.4%
Celebration Bidco LLC	12/29/2023	14,764,856	14,984,659	0.2%
Cybereason, Inc. (Series F Preferred Shares)	7/19/2021	4,750,000	346,117	0.0%
Druva, Inc. (Series 4 Preferred Shares)	6/14/2019	3,429,998	5,211,922	0.1%
Druva, Inc. (Series 5 Preferred Shares)	4/1/2021	4,500,000	4,599,473	0.1%
Fabletics LLC (Series G Preferred Shares)	1/10/2022	23,000,000	26,454,600	0.4%
Fanatics Holdings, Inc. Class A	8/13/2020-4/29/2021	35,957,294	156,817,534	2.2%
Grammarly, Inc. (Series 3 Preferred Shares)	12/23/2021-1/24/2022	1,458,063	1,623,454	0.0%
Grammarly, Inc. Class A	12/23/2021-1/24/2022	4,701,917	2,864,715	0.0%
Savage X, Inc. (Series C Preferred Shares)	11/30/2021	3,949,983	3,776,239	0.1%
Signifyd, Inc. (Series A Preferred Shares)	5/24/2021	2,427,463	506,738	0.0%
Signifyd, Inc. (Series Seed Preferred Shares)	5/24/2021	5,572,107	1,159,574	0.0%
Videoamp, Inc. (Series F1 Preferred Shares)	1/4/2022	5,135,005	5,134,354	0.1%
Total		$194,782,502	$299,865,483	4.3%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At July 31, 2024, open positions in futures for the Fund were as follows:

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
9/2024	1,071	NASDAQ 100 E-Mini Index	$(417,802,455)	$9,503,930
9/2024	5,632	S&P 500 E-Mini Index	(1,565,132,800)	(14,059,071)
Total Futures				$(4,555,141)
Total return basket swap contracts ("total return basket swaps")
At July 31, 2024, the Fund had outstanding total return basket swaps(a) as follows:
Over-the-counter total return basket swaps—Short(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
JPM	JPNBLQGS	5.87%	0.55%	OBFR	1M/T	1/21/2026	$(1,780,192)
JPM	JPNBSX10	5.86%	0.54%	OBFR	1M/T	9/8/2025	(2,016,790)
Total							$(3,796,982)
(a) The following table represents required component disclosures associated with the total return basket swaps:
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS
Sprouts Farmers Market Inc	(15,255)	$(4,543,278)	$(84,486)	4.3%
GoDaddy Inc	(6,601)	(2,862,862)	(53,237)	2.7%
Pure Storage Inc	(14,909)	(2,664,086)	(49,541)	2.5%
Palo Alto Networks Inc	(2,473)	(2,394,532)	(44,528)	2.3%
Jabil Inc	(6,931)	(2,328,392)	(43,299)	2.2%
Monolithic Power Systems Inc	(803)	(2,066,678)	(38,432)	2.0%
Take-Two Interactive Software Inc	(4,179)	(1,875,771)	(34,882)	1.8%
Nutanix Inc	(12,412)	(1,869,173)	(34,759)	1.8%
Performance Food Group Co	(8,753)	(1,800,660)	(33,485)	1.7%
Palantir Technologies Inc	(21,345)	(1,711,321)	(31,824)	1.6%
NXP Semiconductors NV	(2,006)	(1,573,698)	(29,264)	1.5%
Microchip Technology Inc	(5,281)	(1,397,936)	(25,996)	1.3%
New York Times Co/The	(8,636)	(1,379,840)	(25,659)	1.3%
Coherent Corp	(6,480)	(1,346,246)	(25,035)	1.3%
Cencora Inc	(1,875)	(1,330,110)	(24,735)	1.3%
Wix.com Ltd	(2,780)	(1,292,273)	(24,031)	1.2%
Murphy USA Inc	(845)	(1,272,010)	(23,654)	1.2%
Dropbox Inc	(17,459)	(1,245,189)	(23,155)	1.2%
Crowdstrike Holdings Inc	(1,783)	(1,232,814)	(22,925)	1.2%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Vistra Corp	(5,061)	$(1,195,400)	$(22,230)	1.1%
Marvell Technology Inc	(5,902)	(1,178,669)	(21,918)	1.1%
PulteGroup Inc	(2,935)	(1,155,069)	(21,480)	1.1%
Electronic Arts Inc	(2,553)	(1,148,915)	(21,365)	1.1%
Trade Desk Inc/The	(4,268)	(1,143,727)	(21,269)	1.1%
F5 Inc	(1,864)	(1,132,017)	(21,051)	1.1%
Coty Inc	(38,137)	(1,131,392)	(21,039)	1.1%
Taylor Morrison Home Corp	(5,382)	(1,076,475)	(20,018)	1.0%
Maximus Inc	(3,682)	(1,019,799)	(18,964)	1.0%
Live Nation Entertainment Inc	(3,436)	(985,458)	(18,325)	0.9%
StoneCo Ltd	(25,142)	(983,498)	(18,289)	0.9%
Royal Caribbean Cruises Ltd	(2,093)	(978,196)	(18,190)	0.9%
Texas Roadhouse Inc	(1,868)	(972,309)	(18,081)	0.9%
KB Home	(3,659)	(939,023)	(17,462)	0.9%
Elastic NV	(2,842)	(929,210)	(17,279)	0.9%
Dynatrace Inc	(6,908)	(904,543)	(16,821)	0.9%
Group 1 Automotive Inc	(810)	(883,626)	(16,432)	0.8%
HubSpot Inc	(592)	(876,985)	(16,308)	0.8%
Meritage Homes Corp	(1,442)	(872,167)	(16,219)	0.8%
Datadog Inc	(2,485)	(862,854)	(16,046)	0.8%
Light & Wonder Inc	(2,509)	(802,048)	(14,915)	0.8%
Hyatt Hotels Corp	(1,802)	(791,596)	(14,720)	0.8%
Lennar Corp	(1,480)	(780,806)	(14,520)	0.7%
Silicon Laboratories Inc	(2,177)	(779,758)	(14,500)	0.7%
TopBuild Corp	(544)	(776,199)	(14,434)	0.7%
Vertiv Holdings Co	(3,225)	(756,641)	(14,070)	0.7%
Booking Holdings Inc	(68)	(754,918)	(14,038)	0.7%
Pinterest Inc	(7,673)	(730,931)	(13,592)	0.7%
Lumentum Holdings Inc	(4,719)	(728,561)	(13,548)	0.7%
Kirby Corp	(1,969)	(721,290)	(13,413)	0.7%
Chipotle Mexican Grill Inc	(4,412)	(714,619)	(13,289)	0.7%
Other Securities	(399,309)	(39,855,904)	(741,158)	38.5%
		$(104,749,472)	$(1,947,910)
Accrued Net Interest Receivable/(Payable)			167,718
$(1,780,192)
JPNBSX10
Tesla Inc	(6,644)	(1,459,478)	(46,290)	2.1%
JPMorgan Chase & Co	(7,015)	(1,412,947)	(44,814)	2.0%
Exxon Mobil Corp	(10,923)	(1,226,103)	(38,888)	1.8%
UnitedHealth Group Inc	(2,230)	(1,216,382)	(38,580)	1.8%
Visa Inc	(3,822)	(960,985)	(30,479)	1.4%
Mastercard Inc	(1,971)	(865,272)	(27,444)	1.2%
Procter & Gamble Co/The	(5,676)	(863,750)	(27,395)	1.2%
Johnson & Johnson	(5,771)	(862,274)	(27,349)	1.2%
Costco Wholesale Corp	(1,088)	(846,764)	(26,857)	1.2%
Home Depot Inc/The	(2,376)	(828,035)	(26,263)	1.2%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBSX10 (cont’d)
AbbVie Inc	(4,306)	$(755,250)	$(23,954)	1.1%
Walmart Inc	(10,326)	(670,889)	(21,279)	1.0%
Merck & Co Inc	(6,064)	(649,354)	(20,596)	0.9%
Bank of America Corp	(16,630)	(634,490)	(20,124)	0.9%
Chevron Corp	(4,173)	(633,865)	(20,104)	0.9%
Netflix Inc	(1,029)	(612,186)	(19,417)	0.9%
Coca-Cola Co/The	(9,270)	(585,617)	(18,574)	0.8%
Salesforce Inc	(2,313)	(566,652)	(17,972)	0.8%
Adobe Inc	(1,060)	(553,491)	(17,555)	0.8%
PepsiCo Inc	(3,306)	(540,366)	(17,139)	0.8%
Advanced Micro Devices Inc	(3,915)	(535,336)	(16,979)	0.8%
Thermo Fisher Scientific Inc	(909)	(527,856)	(16,742)	0.8%
Oracle Corp	(3,886)	(512,927)	(16,268)	0.7%
Linde PLC	(1,160)	(497,914)	(15,792)	0.7%
Wells Fargo & Co	(8,539)	(479,628)	(15,212)	0.7%
Accenture PLC	(1,504)	(470,562)	(14,925)	0.7%
QUALCOMM Inc	(2,736)	(468,597)	(14,862)	0.7%
Cisco Systems Inc	(9,656)	(442,820)	(14,045)	0.6%
General Electric Co	(2,654)	(427,587)	(13,562)	0.6%
McDonald's Corp	(1,702)	(427,551)	(13,561)	0.6%
Abbott Laboratories	(4,232)	(424,409)	(13,461)	0.6%
Texas Instruments Inc	(2,166)	(417,940)	(13,256)	0.6%
Philip Morris International Inc	(3,800)	(414,211)	(13,138)	0.6%
Applied Materials Inc	(2,045)	(410,675)	(13,025)	0.6%
Amgen Inc	(1,302)	(409,770)	(12,997)	0.6%
Danaher Corp	(1,551)	(406,829)	(12,903)	0.6%
International Business Machines Corp	(2,236)	(406,637)	(12,897)	0.6%
Intuit Inc	(659)	(403,565)	(12,800)	0.6%
Pfizer Inc	(13,678)	(395,375)	(12,540)	0.6%
Verizon Communications Inc	(10,159)	(389,641)	(12,358)	0.6%
Walt Disney Co/The	(4,381)	(388,551)	(12,324)	0.6%
Caterpillar Inc	(1,185)	(388,344)	(12,317)	0.6%
Goldman Sachs Group Inc/The	(792)	(381,546)	(12,101)	0.5%
ServiceNow Inc	(485)	(373,760)	(11,855)	0.5%
Comcast Corp	(9,292)	(362,984)	(11,513)	0.5%
Intuitive Surgical Inc	(856)	(360,268)	(11,427)	0.5%
NextEra Energy Inc	(4,935)	(356,853)	(11,318)	0.5%
RTX Corp	(3,192)	(355,008)	(11,260)	0.5%
S&P Global Inc	(772)	(354,109)	(11,231)	0.5%
Union Pacific Corp	(1,466)	(342,478)	(10,862)	0.5%
Other Securities	(450,609)	(40,183,463)	(1,274,496)	57.9%
		$(69,461,344)	$(2,203,100)
Accrued Net Interest Receivable/(Payable)			186,310
$(2,016,790)
Total Return Basket Swaps, at Value			$(3,796,982)

See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
(b)
The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)	Effective rate at July 31, 2024.
Purchased option contracts ("options purchased")
At July 31, 2024, the Fund had outstanding options purchased as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Specialty Retail
Floor & Decor Holdings, Inc.	1,636	$16,032,800	$100	8/16/2024	$580,780
Total options purchased (cost $742,954)					$580,780
Written option contracts ("options written")
At July 31, 2024, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Specialty Retail
Floor & Decor Holdings, Inc.	1,636	$(16,032,800)	$120	8/16/2024	$(834,360)
Total calls					$(834,360)
Puts
Specialty Retail
Floor & Decor Holdings, Inc.	1,636	(16,032,800)	85	10/18/2024	(114,520)
Total puts					$(114,520)
Total options written (premium received $646,242)					$(948,880)
At July 31, 2024, the Fund had securities pledged in the amount of $439,257,110 to cover collateral requirements for options written.
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see the Notes to Consolidated Schedule of Investments), of inputs used to value the Fund’s investments as of July 31, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Application Software	$—	$—	$15,000,455	$15,000,455
Commercial Services	—	—	30,622,755	30,622,755
Software	760,634,841	—	6,362,261	766,997,102
Specialty Retail	258,570,382	—	156,817,534	415,387,916
Other Common Stocks#	4,833,878,752	—	—	4,833,878,752
Total Common Stocks	5,853,083,975	—	208,803,005	6,061,886,980
Preferred Stocks#	—	—	54,554,464	54,554,464
Master Limited Partnerships and Limited Partnerships#	174,402,036	—	—	174,402,036
Corporate Bonds#	—	9,630,480	—	9,630,480
Loan Assignments#	—	—	14,984,659	14,984,659
Convertible Bonds#	—	—	21,523,355	21,523,355
Options Purchased@	580,780	—	—	580,780
Short-Term Investments	—	557,567,733	—	557,567,733
Total Investments	$6,028,066,791	$567,198,213	$299,865,483	$6,895,130,487

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
@	The “Purchased option contracts” table under Derivative Instruments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 7/31/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 7/31/2024
Investments in Securities:
Common Stocks(1)	$167,788	$—	$—	$(4,608)	$45,623	$—	$—	$—	$208,803	$(4,608)
Preferred Stocks(1)	54,548	—	—	6	—	—	—	—	54,554	6
Corporate Bonds(2)	13,275	275	67	(13,463)	—	(154)	—	—	—	—
Loan Assignments(1)	—	23	—	220	14,742	—	—	—	14,985	220
Convertible Bonds(1)	20,515	—	—	1,008	—	—	—	—	21,523	1,008
Warrants(3)	3,443	—	—	(3,443)	—	—	—	—	—	—
Total	$259,569	$298	$67	$(20,280)	$60,365	$(154)	$—	$—	$299,865	$(3,374)

(1) Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 7/31/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$193,802,550	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	1.9x - 13.5x	4.3x	Increase
		Market Approach	Discount Rate	4.8% - 4.9%	4.9%	Decrease
		Market Approach	Term (Years)	2.2 - 2.7	2.4	Increase
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
		Market Approach	Expected Volatility	65.0% - 80.0%	73.2%	Increase
Common Stocks	$15,000,455	Market Approach	Transaction Price	$1,066.66	$1,066.66	Increase
Preferred Stocks	48,812,471	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	1.0x - 10.5x	3.9x	Increase
		Market Approach	Discount Rate	0.3% - 5.0%	4.8%	Decrease
		Market Approach	Term (Years)	1.7 - 3.7	2.2	Increase
		Market Approach	Expected Volatility	50.0% - 70.0%	55.6%	Increase
Convertible Bonds	21,523,355	Income Approach	Credit Yield Spread	4.9%	4.9%	Decrease
Loan Assignments	14,984,659	Income Approach	Discount Yield	13.6%	13.6%	Decrease
Preferred Units	5,741,993	Market Approach	Transaction Price	$146.47	$146.47	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) At July 31, 2024, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

(3) At the beginning of the period, these investments were valued in accordance with the procedures approved by the valuation designee.
The following is a summary, categorized by Level (see the Notes to Consolidated Schedule of Investments), of inputs used to value the Fund’s short investments as of July 31, 2024:
Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short#	$(1,012,974,320)	$—	$—	$(1,012,974,320)
Total Short Positions	$(1,012,974,320)	$—	$—	$(1,012,974,320)

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
The following is a summary, categorized by Level (see the Notes to Consolidated Schedule of Investments), of inputs used to value the Fund’s derivatives as of July 31, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$9,503,930	$—	$—	$9,503,930
Liabilities	(14,059,071)	—	—	(14,059,071)
Swaps
Liabilities	—	(3,796,982)	—	(3,796,982)
Options Written
Liabilities	(948,880)	—	—	(948,880)
Total	$(5,504,021)	$(3,796,982)	$—	$(9,301,003)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Schedule of Investments

Notes to Consolidated Schedule of Investments Long Short Fund (Unaudited)

In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Long Short Fund (the “Fund”) are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, master limited partnerships and limited partnerships, and exchange-traded options purchased and written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Fund's investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid or offer quotations, respectively, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit-specific details, relevant listed bond and preferred stock prices and Other Market Information.
For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.

Notes to Consolidated Schedule of Investments Long Short Fund (Unaudited)  (cont’d)
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
The value of total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange is open for business. Management has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time at which the Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time at which the Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.

Notes to Consolidated Schedule of Investments Long Short Fund (Unaudited)  (cont’d)
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
To facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company, Long Short formed NB A24 Long Short Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of Long Short.
As of July 31, 2024, the value of the Fund's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$5,741,993	0.1%
For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.

Notes to Consolidated Schedule of Investments (Unaudited) (cont'd)
Legend

Counterparties:
JPM	= JPMorgan Chase Bank N.A.
Index Periods/Payment Frequencies:
1M	= 1 Month
T	= Termination
Other Abbreviations:
Management	= Neuberger Berman Investment Advisers LLC
Reference Rate Benchmarks:
OBFR	= United States Overnight Bank Funding Rate
SOFR	= Secured Overnight Financing Rate

Currency Abbreviations:
USD	= United States Dollar
For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.